                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12


                           ACACIA RESEARCH CORPORATION
                           ---------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             ------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

        (1)   Title of each class of securities to which transaction applies:

        (2)   Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)   Proposed maximum aggregate value of transaction:

        (5)   Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                                     ACACIA
                                    RESEARCH
                                  CORPORATION



                                                                   April 1, 2004


Dear Stockholder:

         You are cordially invited to attend Acacia Research Corporation's Annual Meeting of Stockholders to be held on Tuesday, May 11, 2004. The meeting will be held at 610 Newport Center Drive, Suite 130, in Newport Beach, California, beginning at 10:00 a.m. local time. The formal meeting notice and Proxy Statement are attached.

         At this year's meeting, stockholders are being asked to re-elect three directors to serve on the Company's Board of Directors, ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2004, and transact such other business as may properly come before the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the Annual Meeting.

         We look forward to seeing you on May 11.



                                            Sincerely,

                                            /s/ Paul R. Ryan

                                            Paul R. Ryan
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2004



TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acacia Research Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 11, 2004 at 10:00 a.m. at 610 Newport Center Drive, Suite 130, Newport Beach, California, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

         1. To elect three directors to serve on the Company's Board of Directors until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.

         3. To transact such other business as may properly come before the meeting or at any postponement or adjournment thereof.

         Only stockholders of record at the close of business on March 15, 2004 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                                  Sincerely,

                                                  /s/ Robert A. Berman

                                                  Robert A. Berman
                                                  EXECUTIVE VICE PRESIDENT OF
                                                  BUSINESS DEVELOPMENT, GENERAL
                                                  COUNSEL AND SECRETARY

Newport Beach, California
April 1, 2004


YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           ACACIA RESEARCH CORPORATION
                            500 NEWPORT CENTER DRIVE
                         NEWPORT BEACH, CALIFORNIA 92660
                           __________________________

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2004
                           __________________________

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a Delaware corporation (the "Company"), for use at the Company's annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 11, 2004 at 10:00 a.m., and at any adjournment or postponement thereof. The Annual Meeting will be held at 610 Newport Center Drive, Suite 130, Newport Beach, California. These proxy solicitation materials were mailed on or about April 1, 2004, to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS

         Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.       WHAT MAY I VOTE ON AT THE ANNUAL MEETING?

         At the Annual Meeting, stockholders will consider and vote upon the following matters: (1) the re-election of three directors to serve on the Company's Board of Directors until the 2007 Annual Meeting of Stockholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2004; and (3) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.       HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

         The Board of Directors recommends a vote FOR each proposal.

3.       HOW DO I VOTE?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.       CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the Annual Meeting by: (1) notifying the Secretary of the Company in writing; (2) voting in person; or (3) returning a later-dated proxy card.

5.       WHO WILL COUNT THE VOTE?

         U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.       WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.       WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

         Only holders of record of the Company's Acacia Research - Acacia Technologies common stock ("AR - Acacia Technologies stock") and Acacia Research
- CombiMatrix common stock ("AR - CombiMatrix stock") as of the close of business on March 15, 2004, are entitled to notice of and to vote at the Annual Meeting. The AR - Acacia Technologies stock and the AR - CombiMatrix stock are sometimes referred to collectively as "Acacia common stock".

9.       HOW MANY VOTES MAY BE CAST?

         As of March 15, 2004, the record date for the Annual Meeting, 19,775,486 shares of AR - Acacia Technologies stock and 27,718,470 shares of AR
- CombiMatrix stock, the only outstanding voting securities of the Company, were issued and outstanding. At the meeting, each outstanding share of AR - Acacia Technologies stock will be entitled to 0.874 of a vote, and each outstanding share of AR - CombiMatrix stock will be entitled to one vote. The voting rights of the AR - Acacia Technologies stock have been determined based on recent market values of each class of Acacia common stock in accordance with the formula set forth in our Restated Certificate of Incorporation. The holders of AR - Acacia Technologies stock and AR - CombiMatrix stock will vote together as a single class at the meeting.

10.      WHAT IS A "QUORUM" AT THE ANNUAL MEETING?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.      WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         For the election of directors, once a quorum has been established, the nominees for director who receive the most votes will be elected directors of the Company. To ratify the appointment of the independent accountants, a majority of the shares represented at the Annual Meeting, either in person or by proxy, must be voted in favor of the proposal.

         If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      WHAT HAPPENS IF I ABSTAIN?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the outstanding shares entitled to vote or a majority of the shares present, an abstention is equivalent to a "no" vote.

13.      HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

         Although the Company does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Paul R. Ryan and Robert A. Berman, to vote on such matters at their discretion.

14.      WHO ARE THE LARGEST PRINCIPAL STOCKHOLDERS?

         For information regarding holders of more than 5% of the Company's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management."

15.      WHO WILL BEAR THE COST OF THIS SOLICITATION?

         The Company will bear the entire cost of the solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of the Company without additional compensation. The Company has retained Georgeson Shareholder Communications, Inc. ("Georgeson") to perform various solicitation services. The Company will pay Georgeson a fee of $4,500, plus phone and other related expenses, in connection with their solicitation services.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

         The number of directors of the Company is fixed at eight. The Company's Board of Directors is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of the Company's stockholders.

         The Board of Directors has nominated Robert L. Harris, II, Fred A. de Boom and Amit Kumar, Ph.D. for re-election at the Annual Meeting to a term of office expiring in 2007. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board of Directors.

         The following table sets forth information as to the persons who serve as our directors.

                                                 DIRECTOR
NAME                                 AGE           SINCE        POSITIONS WITH THE COMPANY
------------------------------    ----------    ------------    ---------------------------------------
Paul R. Ryan                         58            1995         Chairman and Chief Executive Officer
Robert L. Harris, II                 45            2000         President and Director
Thomas B. Akin*^                     51            1998         Director
Fred A. de Boom*+^                   68            1995         Director
Edward W. Frykman*+^                 67            1996         Director
G. Louis Graziadio, III+^            54            2002         Director
Rigdon Currie^                       73            2003         Director
Amit Kumar, Ph.D.                    39            2003         Director, President and Chief Executive
                                                                Officer of CombiMatrix Corporation

----------
* MEMBER OF THE AUDIT COMMITTEE
+ MEMBER OF THE COMPENSATION COMMITTEE
^ MEMBER OF THE NOMINATING AND GOVERNANCE COMMITTEE

         Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

                  INFORMATION REGARDING THE NOMINEES (CLASS I)

         ROBERT L. HARRIS, II has served as a director since April 2000 and as President since July 2000. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000. Mr. Harris founded Entertainment Properties Trust, a publicly-traded company that purchases real estate from major entertainment companies. Mr. Harris led the International Division and served as Senior Vice President of AMC Entertainment from 1993 to 1997, and served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services, from 1984 to 1992.

         FRED A. DE BOOM has served as a director since February 1995. Mr. de Boom has been a principal in Sonfad Associates since 1995. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he was employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom received his B.A. degree from Michigan State University and his M.B.A. degree from the University of Southern California.

         AMIT KUMAR, PH.D. has served as a director since January 2003. Dr. Kumar joined Acacia Research Corporation in July 2000 as Senior Vice President of Life Sciences. Dr. Kumar was appointed to the position of Chief Executive Officer and President of CombiMatrix Corporation in September 2001. From 1999 to 2000, Dr. Kumar was CEO and President of Signature Biosciences, a genomic, proteomic, and drug discovery company. From 1998 to 1999, he was an Entrepreneur in Residence at Oak Investment Partners, specializing in emerging life science and biotechnology companies. Dr. Kumar held the position of Senior Manager at IDEXX Laboratories, and was Head of Research and Development at Idetek Corporation from 1995 to 1998. He held the position of Sr. Scientist at Idetek Corporation from 1994-1995. Dr. Kumar is a director of Digital Campaigns, Inc., a private company, and is a member of the Scientific Advisory Board of BioProcessors Inc., a private company. Dr. Kumar received his bachelor's degree from Occidental College in 1986, his Ph.D. from the California Institute of Technology in 1991, and completed his Post-Doctorate Fellowship at Harvard University in 1993.

                DIRECTORS WITH TERMS EXPIRING IN 2005 (CLASS II)

         THOMAS B. AKIN has served as a director since May 1998. Mr. Akin serves as the managing partner of Talkot Capital, LLC. In that capacity Mr. Akin is the general partner of Talkot Crossover Fund and Talkot Capital IV, LLC. Mr. Akin previously worked for Merrill Lynch and Salomon Brothers in various roles in institutional sales. Mr. Akin serves as the Chairman of the Board of Dynex Capital, Inc. and as a director and member of the Audit Committee of ADX Corporation. Mr. Akin holds a B.A. from the University of California at Santa Cruz and an M.B.A. in finance from the University of California at Los Angeles.

         EDWARD W. FRYKMAN has served as a director since April 1996. Mr. Frykman has been an Account Executive with Crowell, Weedon & Co. since 1992. Previously, Mr. Frykman served as Senior Vice President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton where he served as the Manager of the Los Angeles Regional Retail Office. Mr. Frykman serves as a director of Arrowhead Research Corp.

                DIRECTORS WITH TERMS EXPIRING IN 2006 (CLASS III)

         PAUL R. RYAN has served as a director since August 1995, as Chief Executive Officer since January 1997 and as Chairman since April 2000. He also served as President of the Company from January 1997 until July 2000. Prior to being named Chief Executive Officer, he was Executive Vice President and Chief Investment Officer of the Company from 1996 through 1997 and Vice President, Capital Management, of the Company from 1995 through 1996. He was formerly co-founder and general partner of the American Health Care Fund, L.P., held positions with Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was a private venture capital investor. Mr. Ryan holds a B.S. from Cornell University and attended the New York University Graduate School of Business.

         G. LOUIS GRAZIADIO, III has been a director since February 2002. Mr. Graziadio has held the positions of Chairman and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a California company engaged in a wide range of investment activities and business ventures, since 1990. He also serves as Chairman and Chief Executive Officer of Boss Holdings, Inc.

         RIGDON CURRIE has been a director since January 2003. Mr. Currie is a director and a member of the Compensation Committee of ESP, Inc., which develops software for managing industrial environmental issues; Chairman of the Board of Opportunity Capital Corporation, a private venture capital firm focused on minority business; and a director of W3 Commerce, Inc., a private software firm focused on Internet commerce traffic generation. Mr. Currie received a B.S.I.E. from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of ten meetings during the fiscal year ended December 31, 2003. During that period, no incumbent director other than Mr. Graziadio and Mr. Currie attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Board of Directors has adopted charters for each of these committees; each of the charters may be viewed on our website at www.acaciaresearch.com.

         AUDIT COMMITTEE. The Audit Committee currently consists of Fred A. de Boom, Thomas B. Akin and Edward W. Frykman, each of whom is independent under the listing standards of the NASDAQ Stock Market. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Audit Committee held five meetings during the fiscal year ended December 31, 2003. The Audit Committee is also responsible for maintaining communication between the Board of Directors and the Company's independent accountants.

         The Board has determined that Mr. Akin is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         COMPENSATION COMMITTEE. The Compensation Committee currently consists of Fred A. de Boom, Edward W. Frykman and G. Louis Graziadio, III, each of whom is independent under the listing standards of the NASDAQ Stock Market. The Compensation Committee is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policies and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. The Compensation Committee held ten meetings during the fiscal year ended December 31, 2003.

          NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee currently consists of Thomas B. Akin, Fred A. de Boom, Edward W. Frykman, G. Louis Graziadio, III and Rigdon Currie each of whom is independent under the listing standards of the NASDAQ Stock Market. The Nominating and Governance Committee met on February 13, 2004 to recommend director nominees to the Board of Directors for election at the 2004 annual meeting of stockholders. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:

o Establish criteria and qualifications for Board membership, including standards for assessing independence.

o Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board.

o Recommend to the Board candidates for election or reelection at each annual meeting of stockholders.

o Annually review the Company's corporate governance processes, and its governance principles, including such issues as the Board's organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board.

o Administer the Company's Corporate Code of Conduct and annually review and assess the adequacy of the Corporate Code of Conduct and recommend any proposed changes to the Board. Specifically, the Committee shall discuss with management their compliance with the Corporate Code of Conduct, including any insider and affiliated party transactions, and the Company's procedures to monitor compliance throughout the Company with the Corporate Code of Conduct.

o Review periodically with the Company's Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions.

o Oversee the continuing education of Company directors and the orientation of new directors.

o Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board's performance and procedures, including an evaluation of individual directors, and of the Board's committees.

o Assess annually the performance of the duties specified in this Charter by the Committee and its individual members.

         In the event that the Committee determines such action to be necessary, it has the authority, in its sole discretion, to retain and terminate a search firm for the purpose of identifying and recruiting director candidates. The Committee shall have the sole authority to approve the search firm's fees and other retention terms.

DIRECTOR QUALIFICATION STANDARDS

         The Nominating and Governance Committee and the Board have determined that a director should have the following characteristics:

o        the highest ethical standards and integrity;

o        a willingness to act on and be accountable for Board decisions;

o an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

o a history of achievement that reflects high standards for the director candidate and others;

o        loyalty and commitment to driving the success of the Company;

o the independence requirements imposed by the Securities and Exchange Commission and the NASDAQ, as such may be promulgated from time to time; and

o a background that provides a portfolio of experience and knowledge commensurate with the Company's needs.

         The Nominating and Governance Committee does not have a policy with regard to the consideration of any director candidates recommended by security holders; however, the Committee is currently formulating such a policy.

CODE OF CONDUCT

         The Company has adopted a corporate Code of Conduct which may be viewed on our website at www.acaciaresearch.com. This Code of Conduct applies to all officers, directors and employees of the Company. It is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market, and is specifically applicable to the Company's principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Any waiver of this Code of Conduct for any of the Company's executive officers or directors may be made only by the Board of Directors and must be promptly disclosed to stockholders in the manner required by applicable law.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Stockholders wishing to communicate with the Board of Directors or with a particular Board member or a Board committee should address communications to the Board or to a particular Board member or Board committee, c/o Acacia Research Corporation, Attention: Secretary, 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660. All communications addressed to the Board or to a particular director or committee will be relayed to that addressee. >From time to time, the Board may change the process through which stockholders communicate with the Board or its members. Please refer to the Company's website at www.acaciaresearch.com for changes in this process. The Board, the particular director or the Board committee to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

         Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Each current director of the Company attended last year's annual meeting of stockholders.

DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a nondiscretionary grant of options to purchase 20,000 shares of AR - Acacia Technologies stock and 20,000 shares of AR
- CombiMatrix stock upon initially joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 15,000 shares of AR - Acacia Technologies stock and 15,000 shares of AR - CombiMatrix stock while serving as Board members, all such grants at an exercise price equal to the market price on the date of grant.

         Non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board of Directors. In addition, non-employee directors receive $1,000 for each meeting of the Board of Directors or of any Board committee attended in person, $1,000 for each meeting attended by telephone if the meeting is longer than one hour in length, and $500 for each meeting attended by telephone if the meeting is one hour or less in length, except that no compensation shall be received for each Compensation or Nominating and Corporate Governance Committee meeting attended that immediately precedes or follows a Board of Directors meeting. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board committees and the performance of Board duties.

CERTAIN RELATIONSHIPS

         There is no family relationship among any directors or executive officers of the Company.

REQUIRED VOTE

         To elect directors, the nominees for director who receive the most votes will become directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE THREE NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 PROPOSAL NO. 2:

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP, the Company's independent accountants for the year ended December 31, 2003, was recommended by the Audit Committee, whose selection was approved by the Board of Directors, to act in such capacity for the fiscal year ending December 31, 2004, subject to ratification by the stockholders.

         PricewaterhouseCoopers LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertain to the engagement of PricewaterhouseCoopers LLP as independent accountants for the Company.

         If the stockholders of the Company do not ratify the selection of PricewaterhouseCoopers LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the Company's employment of PricewaterhouseCoopers LLP should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

         The favorable vote of a majority of votes cast regarding the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of March 15, 2004, by (i) all persons known to the Company to beneficially own five percent (5%) or more of either class of the Company's common stock, (ii) each director of the Company, (iii) the executive officers named in the "Summary Compensation Table" of the "Executive Compensation and Other Information" section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

                                                       AMOUNT AND NATURE
                                                         OF BENEFICIAL      PERCENT   AMOUNT AND NATURE OF
                                                       OWNERSHIP OF AR        OF       BENEFICIAL OWNERSHIP   PERCENT
                                                      ACACIA TECHNOLOGIES   CLASS(1)   OF AR - COMBIMATRIX      OF
BENEFICIAL OWNER                                             STOCK                            STOCK          CLASS(1)
-------------------------------------------------  -----------------------  --------  ---------------------  --------
DIRECTORS AND EXECUTIVE OFFICERS(2)
Paul R. Ryan(3)                                            1,258,327          6.1%            676,016           2.4%
Thomas B. Akin(4)                                            157,894             *            129,248              *
Rigdon Currie(5)                                              23,750             *             91,250              *
Fred A. de Boom(6)                                            76,050             *             51,962              *
Edward W. Frykman(7)                                          86,840             *             56,757              *
Robert L. Harris, II(8)                                      799,168          3.9%            472,765           1.7%
G. Louis Graziadio, III(9)                                    40,750             *             31,030              *
Amit Kumar, Ph.D.(10)                                        402,436          2.0%            692,482           2.4%
Clayton J. Haynes(11)                                         81,830             *             36,840              *
Robert A. Berman(12)                                         381,003          1.9%            199,761              *
All Directors and Executive Officers as a Group            3,308,048         16.2%          2,438,111           8.7%
 (ten persons)(13)

----------------
*   Less than one percent

(1) The percentage of shares beneficially owned is based on 19,775,486 shares of AR - Acacia Technologies stock and 27,718,470 shares of AR - CombiMatrix stock outstanding as of March 15, 2004. Beneficial ownership is determined under rules and regulations of the Securities and Exchange Commission ("SEC"). Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 15, 2004, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the Company believes that such persons have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them.

(2) The address for each of the Company's directors and executive officers is the Company's principal offices, Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

(3) Includes 803,088 shares of AR - Acacia Technologies stock and 481,231 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(4) Includes 85,244 shares of AR - Acacia Technologies Stock and 35,412 shares of AR - CombiMatrix stock held by Talkot Crossover Fund, L.E. ("Talkot") and 72,650 shares of AR - Acacia Technologies stock and 93,836 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004. Mr. Akin serves as managing general partner of Talkot.

(5) Includes 23,750 shares of AR - Acacia Technologies stock and 91,250 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(6) Includes 50,650 shares of AR - Acacia Technologies stock and 36,556 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(7) Includes 66,850 shares of AR - Acacia Technologies stock and 48,836 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(8) Includes 20,000 shares of AR - Acacia Technologies stock held by the R&S Harris Trust, of which Mr. Harris is a Trustee and 779,168 shares of AR - Acacia Technologies stock and 472,765 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(9) Includes 40,750 shares of AR - Acacia Technologies stock and 31,030 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(10) Includes 401,336 shares of AR - Acacia Technologies stock and 681,868 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(11) Includes 81,830 shares of AR - Acacia Technologies stock and 36,840 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(12) Includes 381,003 shares of AR - Acacia Technologies stock and 199,761 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

(13) Includes 2,701,075 shares of AR - Acacia Technologies stock and 2,173,973 shares of AR - CombiMatrix stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 15, 2004.

              EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         Set forth below is certain information concerning the executive officers of the Company as of the date hereof.

NAME                             AGE       POSITIONS WITH THE COMPANY
--------------------------     -------     ---------------------------------------------------------------------
Paul R. Ryan                     58        Chairman and Chief Executive Officer
Robert L. Harris, II             45        President
Amit Kumar, Ph.D.                39        Chief Executive Officer and President of CombiMatrix Corporation
Clayton J. Haynes                34        Chief Financial Officer, Treasurer and Senior Vice President, Finance
Robert A. Berman                 41        Executive Vice President, General Counsel and Secretary

         The following is biographical information and a brief description of the capacities in which each of the executive officers has served during the past five years. Biographical information on Messrs. Ryan, Harris and Kumar is set forth above under "Proposal No. 1: Election of Directors."

         CLAYTON J. HAYNES joined the Company in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed Chief Financial Officer of the Company. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice. Mr. Haynes received a B.A. from the University of California at Los Angeles, is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants.

         ROBERT A. BERMAN joined the Company in 2000 and was named Senior Vice President and General Counsel in February 2001. In November 2003, Mr. Berman was appointed Executive Vice President, Business Development. Mr. Berman held the position of Director of New Business Development at National Media Corporation from 1997 to 1999 and at QVC from 1993 to 1997. He practiced law at the Philadelphia law firm of Blank, Rome, Comsikey and McCauley from 1989 to 1993. Mr. Berman received a B.S. from the University of Pennsylvania's Wharton School, and a J.D. from Northwestern Law School.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth information concerning compensation earned for services rendered in all capacities to the Company during the last three fiscal years for (a) the Company's Chief Executive Officer and (b) the four most highly compensated executive officers, other than the Chief Executive Officer, whose annual cash compensation exceeded $100,000 in the last fiscal year. The listed individuals are collectively referred to herein as the "Named Executive Officers."

                                             SUMMARY COMPENSATION TABLE
                                                                                          LONG-TERM
                                                        ANNUAL COMPENSATION             COMPENSATION
                                                -------------------------------------   -------------
                                                                           OTHER          SECURITIES
                                                                           ANNUAL         UNDERLYING
                                                  SALARY      BONUS     COMPENSATION       OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR        ($)         ($)           ($)            (#)(1)      COMPENSATION
---------------------------------     ------    ---------   ---------   -------------   -------------   ------------
Paul R. Ryan                           2003      272,619      5,346            0          191,667(2)          0
    Chairman and Chief Executive                                                           50,000(3)
    Officer                            2002      266,019      5,096            0          161,000(2)          0
                                                                                           30,000(3)
                                       2001      257,568      5,096            0          275,001(2)          0
                                                                                          153,504(3)
Robert L. Harris III                   2003      267,600      5,250            0          131,667(2)          0
    President                                                                              50,000(3)
                                       2002      251,077      5,000            0          161,000(2)          0
                                                                                           30,000(3)
                                       2001      227,280      4,615            0          275,001(2)          0
                                                                                          153,504(3)
Amit Kumar, Ph.D.                      2003      318,855     57,500            0           30,000(2)          0
    Chief Executive Officer and                                                           300,000(3)
    President of CombiMatrix(4)        2002      267,038     25,000            0                0(2)          0
                                                                                          300,000(3)
                                       2001      218,258          0            0          177,101(2)          0
                                                                                           98,856(3)
Clayton J. Haynes, Chief               2003      169,696      3,327            0           50,950(2)          0
    Financial Officer and                                                                       0(3)
    Treasurer (5)                      2002      147,135      3,173            0           52,500(2)          0
                                                                                                0(3)
                                       2001       81,140      2,404            0           66,000(2)          0
                                                                                           36,840(3)
Robert A. Berman                       2003      218,423     24,327            0          107,105(2)          0
    Executive Vice President,                                                              40,000(3)
    General Counsel and                2002      205,846      4,038            0          105,000(2)          0
    Secretary (6)                                                                               0(3)
                                       2001      165,395     28,846            0          177,102(2)          0
                                                                                           98,857(3)

--------------
(1) All share and option figures reflect appropriate adjustments for a one-for-ten stock dividend paid in December 2001. No stock appreciation rights were granted or outstanding during the periods covered by the table.

(2)    Options granted with respect to AR - Acacia Technologies stock.

(3)    Options granted with respect to AR - CombiMatrix stock.

(4) Dr. Kumar joined the Company in July 2000 and became an executive officer upon his appointment as Chief Executive Officer and President of CombiMatrix Corporation in September 2001.

(5) Mr. Haynes joined the Company in April 2001 and became an executive officer upon his appointment as Chief Financial Officer in November 2001.

(6) Mr. Berman joined the Company in 2000 and became an executive officer in 2002.

STOCK OPTION GRANTS AND EXERCISES

       The following table sets forth information regarding stock options granted to the Named Executive Officers during 2003 No stock appreciation rights were granted to any of the Named Executive Officers during 2003.

                                           OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                               --------------------------------------------------------
                                                 PERCENT OF
                                                   TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                                  NUMBER OF       OPTIONS                                      ASSUMED ANNUAL RATE
                                 SECURITIES      GRANTED TO                                OF STOCK PRICE APPRECIATION
                                 UNDERLYING      EMPLOYEES    EXERCISE OR                       FOR OPTION TERM(1)
                                   OPTIONS       IN FISCAL        BASE       EXPIRATION   -----------------------------
NAME                             GRANTED (#)        YEAR      PRICE($/SH)       DATE             5%($)         10%($)
---------------------------    ----------------  ----------   -----------    ----------   -------------  --------------
Paul R. Ryan                     40,000 (2)           3.8%        1.85         5/20/13          7,445          55,687
                                 60,000 (3)           5.7%        1.85         8/19/13         61,011         162,899
                                 91,667 (4)           8.7%        5.17        11/24/13        298,045         755,304
                                 50,000 (5)           2.5%        1.95         2/21/13         61,318         155,390
Robert L. Harris, II             40,000 (2)           3.8%        1.85         5/20/13          7,445          55,687
                                 91,667 (7)           8.7%        5.17        11/24/13        298,045         755,304
                                 50,000 (5)           2.5%        1.95         2/21/13         61,318         155,390
Amit Kumar, Ph.D.                30,000 (8)           2.8%        1.85         3/24/13          2,163          36,318
                                300,000 (6)          15.0%        1.95         2/21/13        367,904         932,340
Clayton J. Haynes                13,330 (2)           1.3%        1.85         5/20/13          2,481          18,558
                                 37,620 (9)           3.6%        5.17        11/24/13        122,317         309,976
Robert A. Berman                 26,000 (2)           2.5%        1.85         5/20/13          4,839          36,197
                                 81,105 (10)          7.7%        5.17        11/24/13        263,704         668,277
                                 40,000 (5)           2.0%        1.95         2/21/13         49,054         124,312

--------------
(1) The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent the Company's estimate or projection of the future trading prices of its common stock. Unless the market price of the common stock appreciates over the option term, no value will be realized from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of the Company, overall business and market conditions, and the optionee's continued employment with the Company throughout the vesting period and option term, which factors are not reflected in this table.

(2) The option was granted with respect to shares of AR - Acacia Technologies stock and became exercisable in ten (10) successive equal monthly installments upon the completion of service over the ten (10) month period measured from May 27, 2003.

(3) The option was granted with respect to shares of AR - Acacia Technologies stock. Twenty Thousand (20,000) option shares became exercisable on December 31, 2003 with the balance of the option shares becoming exercisable in twenty-four (24) equal monthly installments thereafter.

(4) The option was granted with respect to shares of AR - Acacia Technologies stock and become exercisable in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 31, 2005.

(5) The option was granted with respect to shares of AR - CombiMatrix stock. One-sixth (1/6) of the option shares became exercisable upon the completion of six (6) months of service measured from February 21, 2003 with the balance of the option shares becoming exercisable in thirty (30) successive monthly installments thereafter.

(6) The option was granted with respect to shares of AR - CombiMatrix stock. One hundred fifty thousand (150,000) option shares became exercisable on February 21, 2003. One-sixth (1/6) of the remaining one hundred fifty thousand (150,000) option shares became exercisable upon the completion of six (6) months of service measured from February 21, 2003 with the balance of the option shares becoming exercisable in thirty (30) successive monthly installments thereafter.

(7) The option was granted with respect to shares of AR - Acacia Technologies stock and become exercisable in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 28, 2005.

(8) The option was granted with respect to shares of AR - Acacia Technologies stock. One-sixth (1/6) of the option shares became exercisable upon the completion of six (6) months of service measured from March 24, 2003 with the balance of the option shares becoming exercisable in thirty (30) successive monthly installments thereafter.

(9) The option was granted with respect to shares of AR - Acacia Technologies stock and become exercisable in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from January 2, 2006.

(10) The option was granted with respect to shares of AR - Acacia Technologies stock Twenty thousand (20,000) option shares were immediately exercisable. The balance of the option shares become exercisable in twelve (12) successive equal monthly installments upon the completion of service over the twelve (12) month period measured from December 28, 2005.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options to purchase AR - Acacia Technologies stock during 2003 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2003 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                 OPTIONS AT 2003         IN-THE-MONEY OPTIONS AT
                               SHARES                               YEAR-END(#)            2003 YEAR-END (1)($)
                             ACQUIRED ON       VALUE        --------------------------  --------------------------
NAME                         EXERCISE(#)   REALIZED(2)($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------    -----------   --------------   -----------  -------------  -----------  -------------
Paul R. Ryan                     0               0            867,047       327,583       $638,049     $827,595
Robert L. Harris                 0               0            681,582       370,086       $487,191     $683,597
Amit Kumar, Ph.D.                0               0            379,943        47,160       $220,194     $ 98,568
Clayton J. Haynes                0               0             64,331       105,119       $115,734     $230,359
Robert A. Berman                 0               0            350,145       198,563       $264,320     $440,751

--------------
(1) Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR - Acacia Technologies stock on the Nasdaq National Market on December 31, 2003 of $5.45 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.


         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options to purchase AR - CombiMatrix stock during 2003 and unexercised options held by them at the end of that fiscal year. None of the Named Executive Officers exercised any stock appreciation rights during 2003 and no stock appreciation rights were held by the Named Executive Officers at the end of such year.

                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                 OPTIONS AT 2003         IN-THE-MONEY OPTIONS AT
                               SHARES                               YEAR-END(#)            2003 YEAR-END (1)($)
                             ACQUIRED ON       VALUE        --------------------------  --------------------------
NAME                         EXERCISE(#)   REALIZED(2)($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------    -----------   --------------   -----------  -------------  -----------  -------------
Paul R. Ryan                     0               0            523,576        61,402       $ 71,617       $ 53,616
Robert L. Harris                 0               0            421,214       107,457       $ 53,117       $ 53,617
Amit Kumar, Ph.D.                0               0            627,341       244,319       $285,174       $153,193
Clayton J. Haynes                0               0             30,700         6,140       $  6,386       $  1,277
Robert A. Berman                 0               0            185,237        42,652       $ 32,392       $ 41,975

--------------
(1) Represents the difference between the exercise price of the options and the average of the closing prices of the Company's AR - CombiMatrix stock on the Nasdaq SmallCap Market on December 31, 2003 of $3.35 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

EMPLOYMENT AGREEMENTS

         The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors currently consists of Messrs. de Boom, Frykman and Graziadio. None of these individuals was an officer or employee of the Company at any time during 2003 or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 2002 Acacia Technologies Stock Incentive Plan and the 2002 CombiMatrix Stock Incentive Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

         The Company's executive compensation program consists of a mixture of base salary, cash bonuses and stock option awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

         The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

         Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the stockholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the stockholders as well as provides an incentive to maximize stockholder value. Stock options have value for an employee only if the price of the Company's common stock increases above the exercise price, and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

         EXECUTIVE SEVERANCE POLICY. The Company's Executive Severance Policy provides that, in the event of involuntary termination of employment of an executive officer for other than cause or other than on account of death or disability, the Company shall pay to the executive officer a lump sum amount equal to the aggregate of the officer's annual base salary through the date of termination and any compensation previously deferred by the executive officer, any accrued vacation pay, and reimbursable expenses, as well as three (3) months of the executive officer's base salary for each full year that the officer was employed by the Company, up to a maximum of twelve (12) months of the executive officer's base salary. In addition the Executive Severance Policy provides for paid COBRA coverage for the medical and dental benefits selected by the executive officer in the year in which the termination occurs.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. Paul R. Ryan, the Company's Chairman and Chief Executive Officer, received an annual base salary of $272,619 and a bonus in the amount of $5,346 in 2003. The cash amount paid to Mr. Ryan in the form of base salary and bonus was recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above. The Board of Directors approved the Compensation Committee's recommendation.

         SECTION 162(m) OF THE INTERNAL REVENUE CODE. The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                     Respectfully Submitted by the Compensation
                                     Committee of the Board of Directors,

                                     FRED A. DE BOOM
                                     EDWARD W. FRYKMAN
                                     G. LOUIS GRAZIADIO, III

                             AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for 2003, which include the consolidated balance sheets of the Company as of December 31, 2003 and 2002, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto.

         COMPOSITION. The Audit Committee of the Board of Directors is comprised of three directors, and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy. The members of the Audit Committee are Fred A. de Boom, Thomas B. Akin and Edward W. Frykman. All members of the Audit Committee are "independent", as defined in Rule 10A-3 under the Exchange Act and Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual, and financially literate.

         RESPONSIBILITIES. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management has primary responsibility for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

         REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS. The Audit Committee has reviewed the Company's consolidated audited financial statements and met separately, and held discussions with, management and PricewaterhouseCoopers LLP, the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the firm's independence.

         CONCLUSION. Based upon the Audit Committee's discussions with management and the independent accountants, the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC.

         REAPPOINTMENT OF INDEPENDENT AUDITORS. In February 2004 the Audit Committee recommended to the Board of Directors the reappointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

         This report is submitted by the Audit Committee of the Board of Directors.

                                                     THOMAS B. AKIN
                                                     FRED A. DE BOOM
                                                     EDWARD W. FRYKMAN

THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has selected PricewaterhouseCoopers LLP as independent accountant for the company in 2004.

        Representatives of PricewaterhouseCoopers LLP will be present at the 2004 Annual Meeting, where they may make a statement and will be available to respond to questions.

AUDIT AND RELATED FEES

         AUDIT FEES - PricewaterhouseCoopers LLP was the company's principal accountant for the years ended December 31, 2003 and 2002. Total fees paid to PricewaterhouseCoopers LLP for audit services rendered during 2003 and 2002 were $363,000 and $636,000, respectively. 2002 fees include audit services provided by PricewaterhouseCoopers LLP associated with the Company's 2002 Registration Statement on Form S-4 related to the merger transactions consummated in December 2002.

         AUDIT-RELATED FEES - Total fees paid to PricewaterhouseCoopers LLP for audit-related services rendered during 2003 and 2002 were $5,000 and $332,000, respectively. 2003 fees, related primarily to accounting related consultation services. 2002 fees include audit services provided by PricewaterhouseCoopers LLP associated with the Company's 2002 merger transactions consummated in December 2002.

         TAX FEES - Total fees paid to PricewaterhouseCoopers LLP for tax services rendered during 2003 and 2002 were $100,000 and $357,000, respectively, related primarily to tax related compliance and consultation services.

         ALL OTHER FEES - There were no other fees paid to PricewaterhouseCoopers LLP for other services rendered during 2003 and 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICY

        The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent accountant. At the beginning of the fiscal year, the Committee pre-approves the engagement of the independent accountant to provide audit services based on fee estimates. The Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Committee receives a report at each meeting on the status of services provided or to be provided by the independent accountant and the related fees.

                             STOCK PERFORMANCE GRAPH

         The Stock Performance Graph depicted below compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotech Index.

                         [STOCK PERFORMANCE GRAPH HERE]

                                         1998   1999   2000   2001   2002   2003
                                         ----   ----   ----   ----   ----   ----
Acacia Research Corporation              $100   $684   $407   $278   $ 76   $184
Nasdaq Index                             $100   $186   $113   $ 89   $ 61   $ 91
Nasdaq Biotech Index                     $100   $202   $248   $208   $114   $166

         The graph covers the period from December 31, 1998 to December 31, 2003. Cumulative total returns are calculated assuming that $100 was invested on December 31, 1998 in the Company's common stock, and in each index, and that all dividends were reinvested. The Company has not paid or declared any cash dividends on its common stock. On December 13, 2002, each share of the Company's common stock was converted into one share of AR - Acacia Technologies stock and
0.5582 of a share of AR - CombiMatrix stock. As a result, the graph reflects a composite return for the two classes of the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stock prices or shareholder returns.

         The preceding Stock Performance Graph, Audit Committee Report and Compensation Committee Report are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings made by the Company under those statutes, the Stock Performance Graph, Audit Committee Report and Compensation Committee Report shall not be incorporated by reference into any such prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

         Since January 1, 2003 there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

         INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS. In addition to the indemnification provisions contained in the Company's Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify each such director or officer against expenses (including attorneys' fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Company (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which the Company is prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's common stock. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2003, its directors, officers and holders of more than 10% of the Company's common stock complied with the requirements of Section 16(a), except that Robert A. Berman, Robert L. Harris, II, Amit Kumar Ph.D. and Paul R. Ryan were delinquent in the filing of their respective Form 4s relating to options to purchase AR - CombiMatrix stock granted to each of the named individuals on February 21, 2003.

FORM 10-K

         On March 3, 2004 the Company filed with the SEC an Annual Report on Form 10-K for the 2003 fiscal year. A copy of the Company's Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

HOUSEHOLDING

         In accordance with a notice sent earlier this year to certain street-name stockholders who share a single address, we are sending only one Form 10-K report and proxy statement to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate Form 10-K or proxy statement in the future, they may telephone our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the Secretary in the same manner.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received by the Company by December 2, 2004 to be considered for inclusion in the Company's proxy statement relating to that meeting. Stockholders desiring to present a proposal at the 2005 Annual Meeting but who do not desire to have the proposal included in the proxy materials distributed by the Company must deliver written notice of such proposal to the Company on or after January 11, 2005 and on or before February 10, 2005 or the persons appointed as proxies in connection with the 2005 Annual Meeting will have discretionary authority to vote on any such proposal.

April 1, 2004

                                          By Order of the Board of Directors,

                                          /s/ Robert A. Berman

                                          Robert A. Berman
                                          EXECUTIVE VICE PRESIDENT OF BUSINESS
                                          DEVELOPMENT, GENERAL COUNSEL AND
                                          SECRETARY

                                   APPENDIX A

                           ACACIA RESEARCH CORPORATION
                             AUDIT COMMITTEE CHARTER

The Board of Directors (the "Board") of Acacia Research Corporation (the "Company") has established a standing committee to be known as the Audit Committee (the "Committee").

PURPOSE

The purpose of the Committee is to oversee the Company's auditing, accounting and control functions, including primary responsibility for the financial reporting process of the Company. In particular, the Committee shall assist the Board in monitoring:

o The integrity of the financial statements of the Company, to ensure the balance, transparency and integrity of published financial information,

o        The outside auditor's independence and qualifications,

o        The performance of the Company's outside auditors,

o The compliance by the Company with legal and regulatory requirements, and

o The effectiveness of the Company's internal controls and risk management system.

The Committee's responsibilities shall also include:

o Preparing the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement, and

o The appointment, compensation, retention, oversight and, where appropriate, replacement of the Company's outside auditors, who are responsible to the Board and the Committee.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes but is not limited to:

o Retaining outside counsel, accountants, outside advisors, consultants, or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions.

o        Seeking any information it requires from employees or external parties.
         Employees and external parties will be directed to cooperate and comply with the committee's requests.

o Meeting with the senior financial personnel, company officers, outside auditors, or outside counsel, as necessary.

o Establishing procedures for dealing with concerns of employees regarding accounting, internal control and auditing matters.

o Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or accounting matters.

COMPOSITION

The Committee shall be composed of such number of directors as may be appointed by the Board, but shall have at least three members, each of whom shall meet the SEC and Nasdaq independence and experience requirements, as determined by the Board. Specifically, each member of the Committee shall be barred from accepting any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and shall not be an "affiliated person" of the Company or any subsidiary of the Company, in each case other than in such member's capacity as a member of the Board or any committee of the Board. Such members shall be outside directors who are independent of Company management and in a better position to provide the independent point of view crucial to this Committee's effectiveness. All such members shall be financially literate and at least one shall qualify as a "financial expert" as defined under applicable SEC rules, as determined by the Board.

The Board shall appoint the members of the Committee to serve until their successors have been duly designated and one member so appointed shall be designated by the Board as the chair of the Committee.

Members of the Committee may be removed by the Board for any reason at any time. Vacancies on the Committee shall be filled by vote of the Board during its first meeting following the occurrence of such vacancy.

MEETINGS

The Committee shall meet at least four times a year, and may meet additionally as it deems necessary or appropriate in its judgment, either in person or telephonically, such additional meetings to be called by the chair or at least two other members of the Committee.

The Committee may adopt rules for its meetings and activities. In the absence of any such rules, Committee actions shall be governed by the Company's bylaws and applicable law. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Minutes shall be regularly kept of the Committee's proceedings, by a person appointed by the Committee to do so.

The Committee shall also meet at least quarterly with management and the Company's outside auditors in separate executive sessions.

RESPONSIBILITIES

The Committee will carry out the following responsibilities:

FINANCIAL STATEMENTS

o Review the annual audited and quarterly financial statements and Form 10-K, including the results of the audit for each fiscal year and MD&A disclosures, with management and the outside auditor, and recommend to the Board the inclusion of the annual audited financial statements in the Company's Annual Report on Form 10-K to be filed with the SEC.

o Reviewing with the outside auditor and management the results of the outside auditor's review of the quarterly financial statements, including any significant accounting or disclosure and regulatory issues, prior to issuance of earnings releases and filing quarterly reports on Form 10-Q with the SEC.

o Oversee the periodic financial reporting process implemented by management and review the Company's interim financial statements, annual financial statements and preliminary announcements prior to release.

o Review management's process for ensuring that the information contained in press announcements is consistent with published information, balanced and transparent.

o Review from time to time (but in no event less often than annually) with the outside auditor and management, as appropriate:

o Significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

o Major issues regarding the Company's accounting and auditing principles and practices, including critical accounting policies, and major changes in auditing and accounting principles and practices proposed or promulgated by regulatory accounting authorities or suggested by the outside auditor, internal auditor or management;

o        Matters required to be discussed by Statement on Auditing Standards No.
         61 and 90 relating to the conduct of the audit;

o The results of the audit, which should include a review of any audit problems or difficulties encountered by the outside auditor in the course of the audit work, including any restrictions on the scope of activities or access to required personnel or information, and any disagreements with management; and

EXTERNAL AUDIT

o Annually retain, evaluate, and, if appropriate, recommend termination of the Company's outside auditor. The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, oversight, and evaluation of performance of the work of the outside auditor.

o Approve in advance all audit engagement fees and the terms of all audit services to be provided by the outside auditor. The Committee shall establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of such services.

o At least annually, obtain and review a report from the outside auditor describing any relationships between the auditor and the Company and any other relationships that may adversely affect the auditor's independence, consider the independence of the outside auditor, and otherwise take appropriate action to satisfy itself of the independence of the auditor, including considering whether the provision of non-audit services by the outside auditor is compatible with the auditor's independence.

o At least annually, review the outside auditor's proposed audit scope and approach (inclusions and exclusions), including coordination of audit effort with internal audit, to ensure the completeness of coverage and reduction of redundant efforts.

o At least annually, obtain and review a report by the outside auditor describing its own internal quality-control procedures; any material issues raised by its most recent quality-control review or peer review; and any inquiry or investigation by governmental or professional authorities respecting any of its audits within the past five years, together with any steps taken to deal with any such issues.

o Discuss with the external auditor the appropriateness of the Company's accounting policies.

INTERNAL AUDIT

o Review the internal audit function of the Company, including the proposed programs for the coming year, and the coordination of such programs with the outside auditors, with particular attention to maintaining the best possible balance between independent and internal auditing resources.

o Review progress of the internal audit program, key findings and management's action plans to address findings.

COMPLIANCE

o Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable law and regulations.

o Review the effectiveness of procedures for the receipt, retention, resolution and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for employees to make confidential and anonymous submissions of concern regarding questionable accounting or auditing matters. This should also include a review of management follow-up, including disciplinary action, for any actions of noncompliance.

INTERNAL CONTROLS

o Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

o Periodically review the adequacy and effectiveness of the Company's disclosure controls and procedures and the Company's internal controls, including any information technology security and control.

o Evaluate overall effectiveness of the Company's internal control and risk management frameworks and consider whether recommendations made by the auditors have been implemented by management.

REPORTING

o Regularly report to the Board about committee activities, issues and related recommendations.

o Report annually to the stockholders, describing the committee's composition, responsibilities, and how they were discharged, and any other information required by regulators.

OTHER RESPONSIBILITIES

o Assess annually the Committee's and individual members' performance of the duties specified in this Charter and report its findings to the Board.

o Annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board. This Charter shall be disclosed in the Company's proxy statement at least once every three years.

o        Hold separate private meetings with management and external auditors.

o Establish policies for the hiring of employees and former employees of the external auditors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan and conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

PROXY                                                                      PROXY

                          ACACIA RESEARCH CORPORATION
                  Annual Meeting of Stockholders May 11, 2004

          This Proxy is Solicited on Behalf of the Board of Directors
                         of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Paul R. Ryan and Robert A. Berman and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Acacia Research - Acacia Technologies Common Stock and Acacia Research - CombiMatrix Common Stock held of record by the undersigned on March 15, 2004, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held May 11, 2004, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED.
  UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
          THREE DIRECTOR NOMINEES AND FOR EACH OF THE OTHER PROPOSALS.

                               (See reverse side)

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The Board of Directors recommends a vote FOR the nominees listed below and a vote FOR each of the listed proposals.

(1) To elect three directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
    Nominees: Robert L. Harris, II, Fred A. de Boom and Amit Kumar.
    [ ] FOR all nominees listed above (except as marked to the contrary below.)
    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

______________________       ______________________       ______________________

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2004.
    [ ] FOR              [ ] AGAINST              [ ] ABSTAIN

(3) To transact such other business as may properly come before the Annual Meeting or at any postponements or adjournment thereof. As to such matters, the undersigned hereby confers discretionary authority and authorizes the proxyholders to vote the proxies cumulatively in their discretion if cumulative voting is in effect.


                                          ______________________________________
                                                         (Dated)

                                          ______________________________________
                                                    (Please Print Name)

                                          ______________________________________
                                           (Signature of Holder of Common Stock)

                                          ______________________________________
                                          (Additional Signature if Held Jointly)


NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.

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                          DETACH PROXY HERE AND RETURN
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